Derivative Financial Instruments And Certain Hedging Activities	12 Months Ended
Dec. 31, 2011
Derivative Financial Instruments And Certain Hedging Activities [Abstract]
Derivative Financial Instruments And Certain Hedging Activities
6.	DERIVATIVE FINANCIAL INSTRUMENTS AND CERTAIN HEDGING ACTIVITIES

Foreign Currency Derivative and Hedging Activities

Currency forward contracts

We periodically enter into currency forward contracts primarily to hedge currency fluctuations of transactions denominated in currencies other than the functional currency of the respective entity. At December 31, 2011, the principal transactions hedged involved accounts receivable and accounts payable. When hedging currency exposures, our practice is to economically hedge such exposures with forward contracts denominated in the same currency and with similar critical terms as the underlying exposure, and therefore, the instruments are effective at generating offsetting changes in the fair value, cash flows or future earnings of the hedged item or transaction. The fair values of forward contracts are calculated each period. These forward contracts are not defined as hedging instruments and therefore, all changes in fair values are reported in other income (expense), net.

At December 31, 2011, net contractual amounts of forward contracts outstanding translated into USD totals $203.2. Of this total, $151.1 was attributed to the exposure in forward selling/purchase of USD. The remaining $52.1 was attributable to the exposure in forward selling/purchase of Euros, translated into USD equivalent amounts. The net unfavorable fair values of currency contracts, based on forward exchange rates at December 31, 2011 and 2010 were $2.4 and $0.4, respectively.

At December 31, 2011 and 2010, the currency and net notional amounts of forward contracts outstanding translated into USD equivalent amounts were as follows:

December 31, 2011	Buy
Sell	U.S. Dollar	Euro	Chilean Peso	Canadian Dollar	Australian Dollar	Thai Baht	Mexican Peso	Pound Sterling	Norwegian Krone
U.S. Dollar	0.0	$48.3	$21.8	$21.7	$18.0	$15.0	$11.5	$5.5	$0.9
Brazilian Real	$8.4	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Norwegian Krone	0.0	$51.5	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Pound Sterling	0.0	$0.4	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Others	0.0	$0.2	0.0	0.0	0.0	0.0	0.0	0.0	0.0

December 31, 2010	Buy
Sell	U.S. Dollar	Euro	Canadian Dollar	Australian Dollar	Chilean Peso	Thai Baht	Pound Sterling	Mexican Peso	Norwegian Krone
U.S. Dollar	0.0	$34.5	$28.1	$21.8	$9.4	$6.4	$4.4	$3.0	$0.4
Chinese Yuan	$17.9	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Brazilian Real	$2.9	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Korean Won	$2.5	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Taiwan Dollar	$1.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Pound Sterling	0.0	$0.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Japanese Yen	0.0	$14.9	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Norwegian Krone	0.0	$48.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Cash flow hedges

In the fourth quarter of 2011, we entered into a contract for the construction of certain manufacturing equipment, the payments of which are denominated in Swiss francs (CHF), and will total approximately 7.3 CHF. These CHF payments expose us to exchange rate fluctuations between CHF and USD. To hedge this risk, we entered into forward contracts to buy CHF and sell USD at agreed upon rates. To protect our consolidated earnings against the risk of foreign currency-related fluctuation associated with the forecasted CHF payments for the equipment, we designated the currency forward to buy CHF and sell USD on the forward's maturity date (the "hedging instrument") as a cash flow hedge of the foreign currency risks associated with our capitalization of the first, previously unhedged, forecasted CHF-denominated invoices. At hedge inception, we expected that the hedging relationship would be highly effective at achieving offsetting changes in cash flows attributable to the risk being hedged because the key features and terms (i.e., the currency, notional amount, and timing) for the forward and the respective hedged transactions closely match at inception.

If the hedging relationship qualifies as highly effective, the hedging instrument will be recorded on the balance sheet at fair value and accumulated other comprehensive income will be adjusted to a balance that reflects the lesser of either the cumulative change in the fair value of the hedging instrument or the cumulative change in the fair value of the hypothetical derivative. The amount of ineffectiveness, if any, recorded in earnings will be equal to the excess of the cumulative change in the fair value of the hedging instrument over the cumulative change in the fair value of the hypothetical derivative. Amounts in accumulated other comprehensive income will be reclassified into earnings in the same period during which the hedged forecasted transactions affect earnings.

Each hedging relationship will terminate once the payable related to the hedged transactions as defined above is recognized and the hedging instrument (or portion thereof equal to each hedged transaction) will be marked-to-market through current period earnings in future periods after termination of the hedging relationship (providing offset against the remeasurement through earnings of the CHF denominated payable).

As of December 31, 2011, the notional amount of the forward contracts designated as a cash flow hedge is approximately $4.2, and the unrealized loss as of December 31, 2011 is approximately $0.1. The contracts will settle in the first and third quarters of 2012. There was no hedge ineffectiveness for the contracts in 2011.

Cross currency swaps

We used cross currency swaps to hedge the changes in the cash flows of certain Euro denominated intercompany loans receivable ("Euro loans") held by U.S. entities and to hedge a portion of our net investment in Cytec Surface Specialties SA/NV (our largest Euro functional currency subsidiary). Since the loans and underlying investment are denominated in Euros, we have foreign exchange exposure to the Euro/USD exchange rate changes. We originally hedged these foreign exchange exposures by entering into two cross currency swaps each with notional amounts of €207.9 ($250.0) and with settlement dates of October 1, 2010 ("five year swaps") and October 1, 2015 ("ten year swaps"), respectively. At the initial principal exchange, we paid $500.0 and received €415.8 from counterparties. At the final exchange of the five year swaps on October 1, 2010, we paid €207.9 and received $250.0. At the final exchange of the ten year swaps on October 1, 2015, we also will pay €207.9 and receive $250.0. The swaps have fixed interest rates on both legs. On the five year swaps, we paid 3.78% interest per annum on the Euro notional amount and we received 5.5% interest per annum on the USD notional amount. On the ten year swaps, we pay 4.52% interest per annum on the Euro notional amount and we receive 6.0% interest per annum on the USD notional amount. The interest payment dates (April 1 and October 1) and Euro rates coincide with the Euro loans.

Certain five and ten year swaps fixed the USD equivalent cash flows of the Euro loans and eliminated foreign exchange variability, since the notional amounts of the swaps equaled that of the loans, and all cash flow dates and interest rates coincided between the swaps and the loans; therefore no ineffectiveness was expected or occurred. Certain currency swaps were originally designated as cash flow hedges of the changes in value of the future Euro interest and principal receipts that resulted from changes in the USD to Euro exchange rates on certain Euro denominated intercompany loans receivable we have with one of our subsidiaries. In November 2008, the five year swaps were de-designated as cash flow hedges and we executed new off-setting cross currency swaps ("two year swaps") to lock-in the Euro forward exchange rate for the principal exchange on the five year swaps that were due on October 1, 2010.

The two year swaps covered an identical notional amount of €207.9 and also called for a semi-annual exchange of fixed Euro interest receipts for fixed USD interest payments. With respect to the two year swaps, we received 3.78% per annum on the Euro notional amount and paid 3.69% per annum on the USD notional amount on each April 1 and October 1, through the maturity date of the two year swaps, which was also on October 1, 2010. The two year swaps were not designated as cash flow hedges, therefore all changes in fair value were reported in interest expense, net, and other income (expense), net. The two and five year swaps were settled on October 1, 2010, upon their maturity.

In September 2010, we de-designated our ten year swaps as hedging instruments due to the early settlement of a €41.6 portion of these swaps by one of our counterparties effective October 1, 2010. As a result of this termination, we executed a new cross currency swap effective October 1, 2010, to maintain the total notional amount of the ten year swaps at €207.9. With respect to this replacement swap, we pay 4.52% per annum on the Euro notional amount and receive 5.80% per annum on the USD notional amount on each April 1 and October 1, through the maturity date of the swap, which is also on October 1, 2015. We concurrently designated all the ten year swaps as a net investment hedge of the value of one of our U.S. subsidiaries' net investment in our Belgium-based subsidiary, Cytec Surface Specialties SA/NV, against the risk of adverse foreign exchange movements in the USD value of the Euro. Since the critical terms of the ten year swaps match the critical terms of the net investment in Cytec Surface Specialties SA/NV, the ten year swaps are highly effective in offsetting the changes in the value of the net investment attributable to the change in USD value of the Euro.

All cross currency swaps are recorded at fair value as either assets or liabilities. We accrued the periodic net swap interest payments due each period in the consolidated income statement for the cash flow hedges. Each period we record the change in the fair value of the ten year swaps in accumulated other comprehensive income. For the ten year swaps, prior to de-designation as cash flow hedges in September 2010, we reclassified an amount out of accumulated other comprehensive income to the consolidated income statement to offset the foreign currency gain or loss on the remeasurement to USD of the Euro intercompany loans. The amount of such reclassification depended on changes in the USD/Euro exchange rate occurred during the period. We also accounted for the five year swaps in this manner until de-designation as cash flow hedges in November 2008.

For cross currency swaps designated as a hedge of our net investment in Cytec Surface Specialties SA/NV (i.e., the ten year swaps), the fair value is calculated each period with changes in fair value reported in foreign currency translation adjustments within accumulated other comprehensive income (loss), net of tax. Such amounts reclassified to a translation adjustment will remain in other comprehensive income/(loss) until the complete or substantially complete liquidation of our investment in Cytec Surface Specialties SA/NV. The fair values of the two year swaps and, since de-designation, the five year swaps, were calculated each period with changes in fair value reported in interest expense, net, and other income (expense), net. We monitor the counterparty credit risk and the continued probability of the hedged cash flows as to amount and timing.

At December 31, 2011 and 2010, the unfavorable fair value of the ten year swaps was $13.2 and $16.5, respectively.

Commodity Derivative and Hedging Activities

We purchase natural gas for utility consumption at our manufacturing facilities and therefore, our overall profitability and operating cash flows are exposed to the variability in the market price. At times, to partially eliminate this variability, we used natural gas forward purchase contracts to hedge a portion of our utility requirements at certain of our North American manufacturing facilities through June 2011. These forward contracts, which were highly effective at achieving offsetting cash flows of the underlying natural gas purchases, had been designated as cash flow hedges of our forecasted natural gas purchases and reported on the consolidated balance sheets at fair value in other assets/liabilities, with the effective portion of the fair value of the forward contract included in accumulated other comprehensive income/(loss) on an after-tax basis. Any ineffectiveness, which represents the amount by which the cumulative change in the cash flows of the forward contract is not completely offset by the cumulative change in the cash flows of the hedged transaction, was recognized in other income (expense), net in the current period. During the years ended December 31, 2011, 2010, and 2009, there were no significant gains or losses reported in earnings for ineffectiveness. Gains and losses were reclassified into earnings, as a component of manufacturing cost of sales, in the period the hedged natural gas purchases affected earnings. If the derivative was no longer highly effective in achieving offsetting cash flows, subsequent changes in fair value were recorded in other income (expense), net. If the hedging relationship was terminated and the originally hedged transaction remained probable of occurring, the unrealized gain or loss associated with forward contracts remained in accumulated other comprehensive income and was recognized in earnings as a component of cost of sales in the period the originally hedged natural gas purchase affected earnings. If the forecasted transaction was no longer probable of occurring, we recognized the related gain or loss in other expense, net in that period.

In conjunction with the divestiture of the former Building Block Chemicals segment in the first quarter of 2011, we terminated our natural gas hedge contracts and, since June 2011, we no longer hold any natural gas forwards.

At December 31, 2011, we did not have derivative instruments that contained credit-related-risk contingent features or provisions that would trigger immediate settlement or require us to post collateral to our counterparties. Also as of December 31, 2011, we did not have any significant concentration of credit risk arising from our derivative instruments.

The following tables summarize the impact of derivative instruments on our consolidated balance sheets and consolidated statements of income:

	Asset Derivatives				Liability Derivatives
	December 31, 2011		December 31, 2010		December 31, 2011		December 31, 2010
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Derivatives designated as hedging instruments:

Natural gas forwards							Accrued expenses	$0.8

Cross currency swaps (1)	Other current assets	$0.3	Other current assets	$0.5	Other noncurrent liabilities	$13.5	Other noncurrent liabilities	17.0

Foreign currency forwards					Accrued expenses	0.1

Total derivatives designated as hedging instruments:		$0.3		$0.5		$13.6		$17.8

Derivatives not designated as hedging instruments:

Foreign currency forwards	Other current assets	0.3	Other current assets	2.6	Accrued expenses	2.7	Accrued expenses	3.0

Total derivatives not designated as hedging instruments:		$0.3		$2.6		$2.7		$3.0

Total derivatives		$0.6		$3.1		$16.3		$20.8

(1)	Ten year cross currency swap.

The following tables summarize the amounts and locations of our hedging derivatives' gains or (losses) recognized for the years ended December 31, 2011 and 2010:

Derivatives in Cash Flow Hedging Relationships:	Amount of Gain or (Loss) Recognized in OCI on Derivative (Effective Portion)		Location of Gain or (Loss) Recognized from Accumulated OCI into Income (Effective Portion)	Amount of Gain or (Loss) Reclassified from Accumulated OCI into Income (Effective Portion)		Location of Gain or (Loss) Recognized in Income on Derivative (Ineffective Portion and Amount Excluded from Effectiveness Testing)	Amount of Gain or (Loss) Recognized in Income on Derivative (Ineffective Portion and Amount Excluded from Effectiveness Testing)
	Year Ended December 31,			Year Ended December 31,			Year Ended December 31,
	2011	2010		2011	2010		2011	2010
Natural gas forwards	$0.0	$(3.2)	Manufacturing cost of sales	$(2.1)	$(4.4)		$0.0	$0.0

Cross currency swaps (1)	0.0	13.9	Other expense, net	0.0	15.4		0.0	0.0
Foreign currency forwards	(0.1)	0.0		0.0	0.0		0.0	0.0

Total	$(0.1)	$10.7		$(2.1)	$11.0		$0.0	$0.0

Derivatives in Net Investment Hedging Relationships:	Amount of Gain or (Loss) Recognized in OCI on Derivative (Effective Portion)		Location of Gain or (Loss) Recognized from Accumulated OCI into Income (Effective Portion)	Amount of Gain or (Loss) Reclassified from Accumulated OCI into Income (Effective Portion)		Location of Gain or (Loss) Recognized in Income on Derivative (Ineffective Portion and Amount Excluded from Effectiveness Testing)	Amount of Gain or (Loss) Recognized in Income on Derivative (Ineffective Portion and Amount Excluded from Effectiveness
	Year Ended December 31,			Year Ended December 31,			Year Ended December 31,
	2011	2010		2011	2010		2011	2010
Cross currency swaps (1)	$3.3	$1.6		$0.0	$0.0		$0.0	$0.0

(1)	Ten year swaps

The following table summarizes the amount and location of gains or (losses) recognized in income for our derivatives not designated as hedges for the years ended December 31, 2011, and 2010:

Derivatives not Designated as Hedging Instruments:	Location of Gain or (Loss) Recognized in Income on Derivative	Amount of Gain or (Loss) Recognized in Income on Derivative
		Year Ended December 31,
		2011	2010
Foreign currency forwards	Other expense, net	$(4.1)	$(1.2)
Cross currency swaps (1)	Other expense, net	0.0	(3.0)
Cross currency swaps (1)	Interest expense, net	0.0	3.0
Cross currency swaps (2)	Interest expense, net	0.0	3.6

Total		$(4.1)	$2.4

(1)	Two and five year swaps.
(2)	Represents OCI amortization of five year cross currency swaps, which was de-designated as a cash flow hedge in November 2008.

Fair Value Measurements

We have certain assets and liabilities that are carried at fair value on a recurring basis in the financial statements, for which we determine the appropriate level in the fair value hierarchy for each fair value measurement. The fair value hierarchy prioritizes the inputs, which refer broadly to assumptions market participants would use in pricing an asset or liability, into three levels. It gives the highest priority to quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. The level in the fair value hierarchy within which a fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date. Level 2 inputs are inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly, such as quoted prices for similar assets or liabilities in active markets, interest rates, exchange rates, and yield curves observable at commonly quoted intervals. Level 3 inputs are unobservable inputs for the asset or liability.

All of our derivatives are valued based on Level 2 inputs. Our currency forwards are valued based on readily available published indices for currency exchange rates. Our cross currency swaps are valued using an income approach based on industry-standard techniques. This model includes a discounted cash flow analysis that nets the discounted future cash receipts and the discounted expected cash payments resulting from the swap. The analysis is based on the contractual terms of the swaps including the period to maturity and observable market-based inputs that include time value, interest rate curves, foreign exchange rates, implied volatilities, as well as other relevant economic measures. We incorporate credit valuation adjustments to appropriately reflect both our own nonperformance risk and the counterparty's nonperformance risk in the fair value measurements.

Although we have determined that the majority of the inputs used to value our derivatives fall within Level 2 of the fair value hierarchy, the credit valuation adjustments associated with our derivatives utilize Level 3 inputs, such as estimates of current credit spreads, to evaluate the likelihood of default by us and our counterparties. However, as of December 31, 2011, we have determined that the credit valuation adjustments are not significant to the overall valuation of our derivatives. As a result, we have determined that our derivative valuations in their entirety are classified in Level 2 of the fair value hierarchy.

A summary of the fair value measurements for each major category of derivatives at December 31, 2011 is outlined in the table below:

Description	Significant Other Observable Inputs (Level 2)
Currency forwards	$(2.4)
Cross currency swaps	(13.2)
Cash flow hedges	(0.1)

Total	$(15.7)

As of December 31, 2011, we did not have any non-financial assets and liabilities that are carried at fair value on a recurring basis in the consolidated financial statements for which a fair value measurement was required for the year ended December 31, 2011.